EXHIBIT 99-2


                 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Edward Cornell, the Chief Financial Officer of Odd Job Stores, Inc. (the "Company"), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of the Company (the "Report"):

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  May 15, 2003                        By: /s/ Edward Cornell
       -------------------------               ----------------------
                                               Edward Cornell
                                               Executive Vice President and
                                               Chief Financial Officer